COMMON STOCK EXCHANGE AGREEMENT

      COMMON STOCK EXCHANGE AGREEMENT ("Agreement"), dated June 4, 2004, by and among World Information Technology, Inc., a Taiwan Corporation ("World Info - China"), a wholly owned subsidiary of World Information Technology, Inc., a Nevada corporation ("WRLT"), collectively "World", as a shareholder of WeiChang International Technology, Inc. ("WeiChang"), on the one hand, and JYN Seng International Technology LTD, of _________________________________________ ("JYN
Seng") as a shareholder of WRLT, and collectively as the "Parties."

                                   WITNESSETH

      WHEREAS, JYN Seng owns 5,100,000 shares of the issued and outstanding common stock of WRLT (the "WRLT Shares");

      WHEREAS, JYN Seng desires to sell and World desires to purchase all of the WRLT Shares in accordance with the terms set forth herein;

      WHEREAS, World Info. - China owns 9,750,000 shares of the issued and outstanding common stock of WeiChang

      NOW THEREFORE, in consideration of the premises and respective mutual agreements, covenants, representations and warranties herein contained, it is agreed between the parties hereto as follows:

                                     ARTICLE

            1. EXCHANGE OF SHARES

      Exchange of the WeiChang Shares. At the Closing, subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, JYN Seng shall sell to World and World shall purchase from JYN Seng, all of the WRLT Shares. World shall pay to JYN Seng, or their assigns, as consideration for the receipt of the WRLT Shares, an aggregate of Four Million Nine Hundred Ninety Two Thousand One Hundred Sixty Nine (4,992,169) shares of WeiChang International Technology, Inc. stock (the "WeiChang Shares").

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            2. CLOSING.

            2.1 Time and Place. The Closing shall take place simultaneously with the execution of this Agreement.

            2.2 Closing Deliveries.

                  (a) WRLT Shareholder Deliveries. The WRLT Shareholder will deliver or cause to be delivered to World Info. - China the WRLT Shares.

                  (b) World Info - China Deliveries. World Info - China will deliver or cause to be delivered JYN Seng the WeiChang Shares.

            3. REPRESENTATIONS AND WARRANTIES OF WORLD INFO. - CHINA.

            World Info. - China hereby represents and warrants to JYN Seng, as follows and acknowledges and confirms to World Info. - China that it is relying upon such representations and warranties in connection with the purchase by it of the WeiChang Shares purchased hereunder:

            3.1 Due Organization and Qualification. World Info - China is duly organized, validly existing and in good standing under the laws of Taiwan. .

            3.2 Power and Authority. World Info. - China has the requisite corporate power and authority to execute and deliver this Agreement and all other agreements executed by the World in connection with this Agreement (the "Related Agreements") and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and all other agreements contemplated by this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of World.

            3.3 Title. World Info. - China has good title to the WeiChang
Shares.

            4. REPRESENTATIONS AND WARRANTIES OF JYN SENG.

            JYN Seng hereby severally and not jointly represents and warrants to World as follows:

            4.1 Due Organization. JYN Seng is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or establishment, and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as presently conducted.

            4.2 Power of JYN Seng. JYN Seng has the requisite power and authority to execute and deliver this Agreement and executed by it's representative and to perform its obligations hereunder. This Agreement has been duly executed and delivered by JYN Seng and is a valid, legal and binding obligation of JYN Seng enforceable against JYN Seng in accordance with its terms.


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            4.3 Governmental and Other Consents. No consent, approval or authorization of, or declaration or filing with, any governmental authority or other person is required on the part of such JYN Seng in connection with the execution, delivery and performance of this Agreement or any Related Agreement by it or the consummation of the transactions contemplated hereby.

            4.4 Investment Intent. The WeiChang Shares purchased hereunder are being purchased for investment purposes only, for its own account, not as a nominee or agent and not with a view to the distribution thereof.

            4.5 JYN SENG'S KNOWLEDGE OF WEICHANG. JYN Seng warrants that it has a first hand knowledge of the business, technology and financial condition of WeiChang and accepts the WeiChang Shares without any representations from World.

            5. REPRESENTATIONS AND WORLD. World Info. - China and WRLT agree to retire the WRLT Shares obtained through this Agreement. World understands that the shareholders of JYN Sengmay have an ownership interest in WRLT through other entities.

            6. MISCELLANEOUS.

            6.1 Consent to Jurisdiction. Any legal action, suit or proceeding in equity or at law arising out of or relating to this Agreement the transactions contemplated hereby or thereby shall be instituted exclusively in the state or Federal courts located in the State and County of New York and each party agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that such party is not subject personally to the jurisdiction of any such court, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by any such court. Each party further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as herein provided. Nothing herein contained shall be deemed to affect or limit the right of any party to serve process in any other manner permitted by applicable law.

            6.2 Entire Agreement. This Agreement and the certificates executed in connection with the consummation of the transactions contemplated hereby embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties hereto.

            6.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


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            6.4 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect or limit the meaning or interpretation of this Agreement.

            6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such jurisdiction.

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            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                       World Information Technology, Inc.,
                                       a Taiwan Corporation
                                       "World Info. - China"

                                       By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                       World Information Technology, Inc.,
                                       a Nevada Corporation
                                       "WRLT"

                                       By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                       JYN Seng International Technology LTD,
                                       "JYN Seng"

                                       By:
                                       -----------------------------------------
                                       Name:
                                       Title:


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